Exhibit 10.16

RECEIVABLES FINANCING AGREEMENT AMENDMENT NO. 4

This Receivables Financing Agreement Amendment No. 4 (this “Amendment”), dated as of August 23, 2018, among DAVEY RECEIVABLES LLC, an Ohio limited liability company, as Borrower (together with its successors and assigns, the “Borrower”); THE DAVEY TREE EXPERT COMPANY, an Ohio corporation, in its individual capacity (“Davey Tree”) and as initial Servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”); PNC BANK, NATIONAL ASSOCIATION, as LC Bank (in such capacity, together with its successors and assigns in such capacity, the “LC Bank”); and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent (in such capacity together with its successors and assigns in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Servicer, the LC Bank, and the Administrative Agent are party to that certain Receivables Financing Agreement dated as of May 9, 2016 (as amended prior to the date hereof, the “Financing Agreement”).

WHEREAS, the Borrower, the Servicer, the LC Bank, and the Administrative Agent hereby agree to make certain amendments to the Financing Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties, the Borrower, the Servicer, the LC Bank, and the Administrative Agent hereto agree as follows:

SECTION 1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

SECTION 2. AGGREGATE COMMITMENT INCREASE. The Borrower hereby requests that the Aggregate Facility Limit Increase become effective on the date on which the conditions to this Amendment are satisfied (the “Aggregate Facility Limit Increase Date”), and after giving effect to such requested Aggregate Facility Limit Increase, the Commitment of the LC Bank shall be $70,000,000.

The requested Aggregate Facility Limit Increase shall be effective on the Aggregate Facility Limit Increase Date. On the Aggregate Facility Limit Increase Date, the Borrower hereby agrees to pay to the LC Bank a fee equal to the amount set forth in the Fee Letter dated as of the date hereof.

SECTION 3. AMENDMENTS.

(a)	Schedule II of the Financing Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as set forth on Schedule II attached hereto.

(b)	Schedule IV of the Financing Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as set forth on Schedule IV attached hereto.

SECTION 4. CONSENT REGARDING RECEIVABLES PURCHASE AGREEMENT. Each of the Borrower, Davey Tree, in its capacity as an Originator and the Administrative Agent hereby consent, as of the date hereof, to the amendment and restatement of Exhibit E to the Receivables Purchase Agreement in the form of Exhibit E attached hereto.

SECTION 5. REPRESENTATIONS OF THE BORROWER AND THE SERVICER. Each of the Borrower and the Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in Article VII of the Financing Agreement and any other Transaction Documents to which it is a party are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

SECTION 6. CONDITIONS PRECEDENT. This Amendment and the Aggregate Facility Limit Increase shall become effective and be deemed effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a)	the Administrative Agent shall have received a fully executed counterpart of this Amendment;

(b)	the Administrative Agent shall have received a fully executed counterpart of that certain Fee Letter dated as of the date hereof, and all fees due thereunder;

(c)	all expenses referred to in Section 3.11 of the Financing Agreement shall have been paid to the extent invoiced;

(d)
each representation and warranty of the Borrower and the Servicer contained herein or in any other Transaction Document (after giving effect to this Amendment) shall be true and correct (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

(f) no Unmatured Event of Default or Event of Default shall have occurred and be continuing.

SECTION 7. POST-CLOSING COVENANT. Within 30 days of the date hereof (as such date may be extended by the Administrative Agent in its sole discretion), the Borrower shall have delivered to the Administrative Agent fully executed counterparts of that certain Deposit Account Control Agreement with Wells Fargo Bank, National Association, as depositary bank, in form and substance satisfactory to the Administrative Agent.

SECTION 8. COUNTERPARTS. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 9. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10. GOVERNING LAW AND JURISDICTION. The provisions of the Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.

SECTION 11. MISCELLANEOUS. For the avoidance of doubt, this Amendment shall constitute a Transaction Document.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

DAVEY RECEIVABLES LLC

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Treasurer

THE DAVEY TREE EXPERT COMPANY,
as the Servicer and an Originator

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Treasurer

PNC BANK, NATIONAL ASSOCIATION
as Administrative Agent

By:	/s/ Michael Brown
	Name:	Michael Brown
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as LC Bank

By:	/s/ Michael Brown
	Name:	Michael Brown
	Title:	Senior Vice President

SCHEDULE II

LOCK-BOXES, COLLECTION ACCOUNTS AND COLLECTION ACCOUNT BANKS

LOCKBOXES
KeyBank National Association
KeyBank National Association

COLLECTION ACCOUNT
KeyBank National Association
Wells Fargo Bank, National Association

SCHEDULE IV
EXCLUDED RECEIVABLES
Any Receivable originated by Davey Resource Group, Inc., an Ohio corporation.1

[1]
The Administrative Agent shall receive an opinion regarding true sale and non-consolidation matters with respect to Davey Resource Group, Inc. prior to any of its Receivables being included as a “Receivable” under the Transaction Documents.

EXHIBIT E
EXCLUDED RECEIVABLES
None.